UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 29, 2006
TransCommunity Financial Corporation
(Exact name of registrant as specified in its charter)
Virginia	000-33355	54-2032355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4235 INNSLAKE DR - GLEN ALLEN, VA 23060
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (804) 934-9999

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 29, 2006, the Board of Directors of TransCommunity Financial Corporation (the “Company”) approved the closing of Main Street Mortgage & Investment Corporation (“Main Street”), a mortgage brokerage company.
Main Street had operated as a wholly-owned subsidiary of Bank of Powhatan, which is a wholly-owned subsidiary of the Company, since 2001.

The Company does not expect to incur, in connection with the closing of Main Street, any material charges under general accepted accounting principles applicable to it.
The Company expects to complete the closing of the operations of Main Street by December 31, 2006.

Exhibits
None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransCommunity Financial Corporation
Date: December 5, 2006	By:	/s/ Bruce B. Nolte
Bruce B. Nolte President & Chief Executive Officer